UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2025

DallasNews CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8869
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	DALN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On February 19, 2025, DallasNews Corporation (the “Company”) received a written notice from the Office of the General Counsel of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that a Nasdaq Hearings Panel (the “Panel”) granted the Company’s request to continue its listing on Nasdaq, provided that the Company demonstrates compliance with the Stockholder’s Equity Requirement (as defined below) on or before May 15, 2025.

As previously disclosed, on June 3, 2024, the Company received a written notice (the “June 3, 2024 Notice”) from the Nasdaq Listing Qualifications Department indicating that the Company had failed to comply with Rule 5550(b)(1) of the Nasdaq Listing Rules (the “Stockholders’ Equity Requirement”) because the Company reported stockholders’ equity below $2,500,000 in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024. The June 3, 2024 Notice also indicated that the Company did not meet the alternative standards for continued listing based on market value of listed securities or net income from continuing operations. On July 18, 2024, the Company filed a Current Report on Form 8-K stating that, as a result of improved operational performance since March 31, 2024, the Company believed that it was in compliance with the Stockholders’ Equity Requirement as of July 18, 2024. On July 19, 2024, Nasdaq delivered a written notification (the “Conditional Compliance Decision”) notifying the Company that it had regained compliance with the Stockholders’ Equity Requirement. The Conditional Compliance Decision noted that if the Company failed to provide evidence of compliance upon filing its next periodic report, it could be subject to delisting. The Company reported stockholders’ equity of $(576,000) in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. On November 19, 2024, the Company received a written notice (the “November 19, 2024 Notice”) from Nasdaq indicating that the Company had failed to comply with the Stockholders’ Equity Requirement. The November 19, 2024 Notice also indicated that the Company did not meet the alternative standards for continued listing based on market value of listed securities or net income from continuing operations. Therefore, Nasdaq determined that the Company did not meet the terms of the Conditional Compliance Decision.

Forward-Looking Statements. Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey the uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on the current beliefs and expectations of our management team, and include statements regarding compliance with Nasdaq rules, and our ability to cure any deficiencies in compliance with the Stockholders’ Equity Requirement or maintain compliance with other Nasdaq Listing Rules. Any or all of these forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties, including risks related to our ability to maintain compliance with the Stockholders’ Equity Requirement or otherwise maintain compliance with any other listing requirement of the Nasdaq Capital Market, the potential de-listing of our shares from the Nasdaq Capital Market, and the other risks set forth in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our subsequent Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 20, 2025	DALLASNEWS CORPORATION

	By:	/s/ Catherine G. Collins
Catherine G. Collins
Chief Financial Officer